Investor Presentation | Fourth Quarter 2025 Updated February 18, 2026 SONIC AUTOMOTIVE EXHIBIT 99.2

NYSE SAH Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the potential impact of tariffs on new vehicle pricing, inventory levels, and consumer demand, our anticipated future new vehicle unit sales volume, revenues and profitability (including per unit data), our anticipated future used vehicle unit sales volume, revenues and profitability (including per unit data), future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated future finance and insurance (“F&I”) gross profit, our anticipated expense reductions, targeted increases to our technician headcount, hybrid and electric vehicle trends and related GPU headwinds, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth and profitability of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, anticipated industry used vehicle supply, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, risks associated with tariffs, import product restrictions and foreign trade risks, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and fluctuations in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the other risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

NYSE SAH Sonic Automotive Company Overview • Our Franchised Dealerships Segment is a full-service automotive retail business with a diversified brand portfolio and multiple strategic growth levers • 111 locations - $12.9 billion in FY 2025 revenues • Our EchoPark Segment provides high growth potential in a highly fragmented pre-owned vehicle market • 18 locations - $2.1 billion in FY 2025 revenues • Our Powersports Segment represents an early-stage consolidation growth opportunity at attractive multiples • 14 locations - $0.2 billion in FY 2025 revenues • We believe our diversified business model provides balanced growth opportunities across our Franchised Dealerships, EchoPark and Powersports Segments that differentiates Sonic from other companies in the automotive retail space 3 Note: Location counts as of February 18, 2026. * Refer to appendix for calculation and reconciliation of Adjusted EPS (a non-GAAP measure). $12.4 $14.0 $14.4 $14.2 $15.2 $3.9 $3.9 $8.06 $2.23 $4.97 $6.18 $3.42 $1.67 $1.36 $8.46 $9.61 $6.81 $5.60 $6.60 $1.51 $1.52 $- $2 $4 $6 $8 $10 $12 $14 $16 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q4 2024 Q4 2025 Total Revenues and Earnings Per Share Revenue (Billions) GAAP EPS Adjusted EPS* NYSE: SAH – A Fortune 500 Diversified Automotive Retailer

NYSE SAH Diversified Portfolio And Business Lines 4 Geographic Distribution TX 26% CA 25% CO 8% TN 7% FL 6% AL 5% NC 4% GA 4% ID 3% VA 2% MD 2% NV 2% All Others 6% Total Revenues By State Note: Percentages are percent of total for year ended December 31, 2025. 5% 34% 14% 43% 34% 7% 47% 16% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Category % of Total Revenue Franchised Brand % of Total Revenue BMW 20% Mercedes 11% Audi 5% Land Rover 5% Lexus 4% Porsche 4% Cadillac 3% Other Luxury (1) 3% Honda 9% Toyota 7% Other Import (2) 3% EchoPark 14% Non-Franchised 14% Chevrolet GMC Buick 5% Ford 4% Chrysler Dodge Jeep RAM 2% Powersports 1% Powersports (3) 1% Luxury 55% 19%Import Domestic 11% (1) Includes Jaguar, MINI, Polestar and Volvo (2) Includes Hyundai, Nissan, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, and Indian Motorcycle Business Line MixBrand Distribution

Strategic Focus – Franchised Dealerships Segment

Franchised Dealerships Strategy

- Manage tariff impact on inventory and pricing strategy to maintain market share
- Focus on opportunities to offset normalizing new vehicle gross profit margins through growth in parts and service (Fixed Operations) and finance and insurance (F&I) gross profit
- Actively manage new and used vehicle inventory turnover and adapt to electric vehicle (EV) and hybrid electric vehicle (HEV) transition
- Focus on controllable selling, general and administrative (SG&A) expenses to maintain structural improvement in SG&A leverage as a percent of gross profit
- Opportunity to pursue accretive strategic acquisition opportunities as market normalizes

Total Revenues, Segment Income*, and Adjusted EBITDA*



$10.1
$692
$530
$11.5
$839
$642
$11.8
$675
$448
$11.9
$526
$258
$12.9
$554
$316
$3.4
$146
$90
$3.4
$140
$72
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q4 2025
Revenue (Billions)
Segment Income* (Millions)
Adjusted EBITDA* (Millions)

Reported and Adjusted SG&A Expenses as % of Gross Profit*



60.9%
61.0%
2.6%
16.0%
40.8%
1.5%
60.1%
59.9%
2.0%
16.2%
40.2%
1.7%
65.6%
64.6%
2.0%
19.5%
42.1%
2.0%
70.4%
70.9%
2.0%
20.4%
45.2%
2.8%
71.2%
69.9%
2.1%
20.1%
45.7%
3.3%
69.3%
67.3%
1.9%
19.9%
45.2%
2.3%
71.4%
71.4%
2.3%
19.1%
46.5%
3.5%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q4 2025
Advertising*
Compensation*
Other*
Rent*
Adjusted SG&A Expenses*
Reported SG&A Expenses

* Refer to appendix for calculation and reconciliation of Segment Income, Adjusted EBITDA and Adjusted SG&A Expenses As % Of Gross Profit (non-GAAP measures).

Sonic Automotive EchoPark Automotive Sonic Powersports
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Strategic Focus – Franchised Dealerships Segment (continued)



Retail New Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$4,595
$6,591
$4,836
$3,382
$3,170
$3,238
$3,209
$49.9
$56.1
$57.9
$57.7
$59.9
$59.4
$62.3
99.8
99.4
107.3
111.5
116.0
32.3
29.4
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q4 2025
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU



Retail Used Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$1,784
$1,607
$1,626
$1,473
$1,514
$1,401
$1,389
$27.5
$31.3
$30.4
$28.6
$29.6
$29.5
$29.2
105.5
108.5
100.2
102.0
104.2
25.7
27.4
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q4 2025
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU

Retail New And Used Vehicles

- Tariffs may create volatility in new and used vehicle pricing, volume and GPU in 2026 and beyond
- The rate of new vehicle GPU decline has moderated, and we believe the "new normal" will remain higher than pre-pandemic levels, in the $2,500-$3,000 per unit range, subject to tariff impact on inventory levels, pricing and demand
- We believe used vehicle GPU may decline over time if we are able to drive higher retail used vehicle unit sales volume by supplementing our inventory levels as off-lease inventory supply begins to grow in 2026 and beyond
- Strategic focus to return to selling at least 100 retail used vehicles per store per month, on average (represents approximately 25% improvement in retail used vehicle volume throughput per store)
- As new and used vehicle sales volumes have recovered from pandemic-induced lows, F&I gross profit and fixed operations gross profit have benefitted from higher industry retail volume

Note: New and used vehicle GPU, sales volume, and F&I and fixed operations gross profit expectations and projections are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

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Strategic Focus – Franchised Dealerships Segment (continued)


Fixed Operations Gross Profit and Gross Margin %
50.2%
49.5%
49.7%
50.4%
51.1%
50.8%
50.9%
$673
$787
$853
$909
$1,006
$238
$258
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q4 2025
Fixed Operations Gross Profit (Millions)
Fixed Operations Gross Margin %


F&I Gross Profit Per Unit and Product Penetration Rates
77.6%
72.9%
71.2%
72.6%
72.8%
72.6%
72.9%
44.4%
49.4%
48.9%
48.0%
48.9%
46.5%
49.0%
$2,160
$2,453
$2,403
$2,374
$2,596
$2,424
$2,624
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q4 2025
F&I GPU
Finance Contract Penetration Rate
Warranty Penetration Rate

Fixed Operations And F&I

- Increased technician headcount and focus on technician retention and productivity is expected to drive additional fixed operations revenues and gross profit growth
- Fixed operations parts and labor cost inflation is generally passed along to customers, supporting stable fixed operations profit margins over time
- Vehicle affordability challenges may drive consumers to choose to repair their current vehicle to extend its life rather than replace it with a newer vehicle, benefitting fixed operations revenues
- F&I gross profit per unit increased over 50% from pre-pandemic to FY 2025, driven primarily by higher warranty contract penetration rates
- We believe F&I GPU will remain structurally higher than pre-pandemic as a result of optimized F&I presentation, consumer preferences, and lower cost structure
- Even in an elevated interest rate environment, finance contract penetration rates remain robust and are supported by manufacturer financing or lease incentives only available at franchised dealerships

Note: Fixed operations gross profit, fixed operations profit margin and F&I GPU are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

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NYSE SAH Strategic Focus – Franchised Dealerships Segment (continued) Hybrid vs. Electric Vehicle Trends • Industry sales volume penetration rates for combined hybrid electric vehicles (HEV) and plug-in hybrid electric vehicles (PHEV) exceed the penetration rates for battery electric vehicles (BEV) and are trending upward • FY 2025 hybrid new vehicle GPU was higher than internal combustion engine (ICE) new vehicle GPU in our import and domestic brands, and marginally lower in our luxury brands, driven by better consumer demand and relatively lower hybrid days’ supply vs. both ICE and BEV • BEV new vehicle GPU has lagged both hybrid and ICE vehicles as a result of excess inventory supply, resulting in BEV sales negatively impacting total new vehicle GPU by approximately $200 in FY 2025 (improved from $350 in FY 2024) and $100 in Q4 2025 (improved from $300 in Q3 2025 due to higher EV sales mix in Q3 2025 due to expiration of federal EV tax credit) • To the extent OEMs can align BEV supply with natural consumer demand following the expiration of the federal EV tax credit, this BEV mix-driven GPU headwind could improve in 2026 and beyond • Initial BEV repair and maintenance trends show lower frequency but higher gross profit per repair order vs. ICE vehicles, while hybrid vehicles create opportunity to service both types of power trains 19.1% 4.9% 0% 4% 8% 12% 16% 20% D ec -1 8 Ju n- 19 D ec -1 9 Ju n- 20 D ec -2 0 Ju n- 21 D ec -2 1 Ju n- 22 D ec -2 2 Ju n- 23 D ec -2 3 Ju n- 24 D ec -2 4 Ju n- 25 D ec -2 5 Hybrid Vehicle vs. EV Industry Sales Volume Penetration Hybrid (HEV/PHEV) Penetration % BEV Penetration % So ur ce : M or ga n St an le y R es ea rc h 8 100% Luxury Import Domestic Total Sonic FY 2025 Average New Vehicle Relative GPU by Power Train BEV Hybrid ICE Average New Vehicle GPU Note: Average new vehicle relative GPU by power train in the chart above is shown as a percentage of blended average GPU for each brand group and franchised dealerships segment total GPU, where 100% represents the blended average GPU for each brand group and the franchised dealerships segment total GPU. Note: Hybrid and electric vehicle trends and GPU headwinds are estimates of future results. Actual results may differ. See “Forward- Looking Statements.”

NYSE SAH Strategic Focus – EchoPark Segment • FY 2025 EchoPark Segment adjusted EBITDA* of $49.2 million, up 78% year- over-year • Returned to positive segment adjusted EBITDA* in FY 2024 after 3 years of used vehicle industry headwinds • Expect to resume disciplined expansion of EchoPark footprint in late 2026 once used vehicle market conditions are supportive • Long-term goal to reach 90% of the U.S. population • Below-market pricing and no-haggle, transparent guest experience expected to drive market share gains • EchoPark maintains the #1 ranking in guest satisfaction among all major pre- owned vehicle retailers according to Reputation.com EchoPark Strategy * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: “EchoPark Operations” chart data includes currently operating stores and corporate/holding company results. “Closed Stores” chart data includes results from stores that are not currently in operation as of the date of this presentation. $(27.0) $(70.1) $(49.5) $32.5 $48.3 $5.0 $8.4 $(19.3) $(35.3) $(33.5) $(4.9) $0.9 $(0.8) $0.4 $(120) $(80) $(40) $- $40 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q4 2024 Q4 2025 EchoPark Segment Adjusted EBITDA* (Millions) EchoPark Operations (with Holding Company) Closed Stores 203 111 164 268 313 309 292 77,835 64,107 73,676 69,053 67,636 16,674 15,743 - 200 400 600 800 1,000 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q4 2024 Q4 2025 M on th ly V ol um e Pe r S to re EchoPark Segment Retail Unit Sales Volume Average Monthly Unit Volume Per Store Used Retail Unit Sales Volume 9

NYSE SAH Strategic Focus – EchoPark Segment (continued) 10 • Maintain focus on optimizing F&I product offerings, cost, and pricing to drive F&I GPU growth in FY 2026 • Focus on maintaining positive retail used vehicle GPU throughout FY 2026 driven by fast inventory turns, expected stability in the spread between wholesale and retail prices, and a focus on sourcing more inventory from non-auction sources, which should drive total GPU in the $3,400 to $3,600 range • Anticipate additional demand in the used vehicle market as a result of tariff effects on new vehicle pricing, which may put further pressure on used vehicle affordability • Used vehicle supply reached its lowest point in late 2025, due to lower levels of off-lease inventory as a result of declines in new vehicle industry sales volume and fewer lease originations since 2020 (see chart for supply trend of 3-year-old vehicles, which approximates the average age of vehicles in our inventory mix) • Beginning in 2026, gradual expansion of used vehicle supply and further normalization of used vehicle pricing should drive consumer demand and higher retail sales volume for EchoPark EchoPark Strategy $(47.8) $(105.4) $(83.0) $27.6 $49.2 $4.2 $8.8 $1,762 $2,657 $2,183 $3,029 $3,484 $2,974 $3,420 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q4 2024 Q4 2025 EchoPark Segment Adjusted EBITDA* and Total GPU (Used GPU + F&I GPU) Adjusted EBITDA* (Millions) Total GPU Source: J.D. Power Vehicle Age (0-5 Years) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: F&I GPU growth, total GPU, used vehicle price and supply, and sales volume projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” 4.8 5.1 5.1 5.1 4.7 4.1 3.4 3.7 3.8 4.6 0 3 6 9 12 15 18 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E (In M ill io ns ) Used Vehicle Supply Trend For Units Up To Five Years In Age 0 1 2 3 4 5 Forecast

Strategic Focus – Powersports Segment

Powersports Strategy

- Standardized operating playbooks and processes in existing stores to facilitate future organic and acquisition growth
- Completed roll out of modernized inventory management and marketing strategy in FY 2025
- Manage expenses and inventory to mitigate effects of weaker seasonal demand in Q1 and Q4 while supporting higher seasonal demand in Q2 and Q3
- Expect to realize synergies from network effect, driving potential gains in used vehicle volume and F&I
- Identify desirable acquisition opportunities at attractive valuations to grow this segment and reduce seasonal volatility

	Acquisition Multiple	
Franchise Type	**Low**	**High**
High-Line Luxury	6.0x	10.0x
Other Luxury	3.0x	5.0x
Import	3.0x	8.5x
Domestic	3.0x	4.5x
Powersports	3.0x	4.5x

Note: Multiples are based on the most recent Haig Partners Report. Multiples are typically applied to a normalized dealership earnings before taxes.
Luxury includes: BMW, Jaguar Land Rover, Lexus, Mercedes-Benz and Porsche
Other Luxury includes: Audi, Cadillac and Volvo
Import includes: Toyota, Honda, Subaru, Kia, Hyundai, VW
Domestic includes: Buick, Chevrolet, Ford, GMC, Chrysler, Jeep, Dodge, RAM

Powersports Segment Adjusted EBITDA* (Millions)



$4.6
$10.8
$6.3
$11.5
Industry Seasonally Weak In Q4 & Q1
$(1.0)
$(0.7)
$2.0
$10.1
$0.1
FY 2022
FY 2023
FY 2024
FY 2025
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

* Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure).
Note: Gains in used vehicle volume and F&I are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

NYSE SAH 11

NYSE SAH Strategic Focus – Consolidated Company 12 • Expect to maintain strong balance sheet and free cash flows • Balanced capital allocation strategy prioritizes highest return opportunity • History of returning capital to shareholders via dividend and share repurchases • Quarterly dividend per share has grown 250% since FY 2019, current forward yield ~2.5% • Reduced outstanding shares by 22% since FY 2019 ($170 million remaining share repurchase authorization) • Net debt to adjusted EBITDA ratio* of 2.13 for the 12 months ended Q4 2025 is within our target leverage range Consolidated Company Strategy $399 $501 $374 $384 $306 $703 $794 $846 $862 $702 $- $200 $400 $600 $800 $1,000 Dec 2021 Dec 2022 Dec 2023 Dec 2024 Dec 2025 $ In M ill io ns Strong Balance Sheet and Liquidity Cash and Floor Plan Deposit Balance Total Liquidity * Refer to appendix for calculation and reconciliation of Net Debt to Adjusted EBITDA Ratio (a non-GAAP measure). Note: Dividend yield is based on stock price as of February 17, 2026. Note: Balance sheet and free cash flow projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $1,019 $102 $75 $55 $440 $298 $227 $204 $187 $150 $93 $262 $178 $34 $82 $18 $35 $40 $41 $49 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 $ In M ill io ns Capital Allocation Trend Acquisitions Cap Ex Share Repurchases Dividends Note: Cap Ex represents total purchases of land, property and equipment from consolidated statements of cash flows included in Sonic’s Annual Report on Form 10-K for the applicable fiscal year.

NYSE SAH Sonic Automotive FY 2026 Outlook • Anticipate new vehicle GPU in the $2,700 to $3,000 per unit range for FY 2026 – second half of 2026 could be lower than first half of 2026 depending on tariff impact of new model year vehicle pricing, affordability, and consumer demand • Anticipate FY 2026 used vehicle GPU in the $1,300 to $1,400 per unit range, depending on flow through tariff impact on pricing and demand • Expect mid single digit percentage growth in fixed operations gross profit for FY 2026 (customer pay growth expected to offset effects of lower warranty recall activity) • Expect F&I GPU in the $2,600 to $2,700 per unit range for FY 2026 Consolidated • Expect FY 2026 adjusted SG&A expenses as a % of gross profit* in the low 70% range, including effects of EchoPark brand marketing investment • Anticipate FY 2026 floor plan interest expense to increase approximately 10% from FY 2025, depending on inventory levels and floor plan offset balance • Anticipate FY 2026 effective income tax rate in the 28.0% to 29.0% range due to changes in corporate tax regulations Franchised Dealerships Segment EchoPark Segment • Expect adjusted EBITDA* between $25-$35 million, depending on effects of new store openings and brand marketing investment (estimate $10-20 million incremental advertising expense in FY 2026) • Expect high single digit percentage increase in used retail unit sales volume for FY 2026 • Expect total GPU in the $3,400 to $3,600 per unit range for FY 2026 Powersports Segment • Expect FY 2026 adjusted EBITDA* between $12-$15 million (majority in Q3 2026 due to seasonality and geographic footprint) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA and Adjusted SG&A Expenses as a % of Gross Profit (non-GAAP measures). Note: Above outlook is based on projections. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. 13 Please see the below guidance for our current expectations for FY 2026.

Appendix: Financial Tables & Non-GAAP Reconciliations

NYSE SAH Definition of Non-GAAP Financial Measures 15 Adjusted Net Income is defined as GAAP net income, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Diluted Earnings Per Share (“Adjusted EPS”) is defined as Adjusted Net Income divided by diluted weighted-average common shares outstanding. Segment Income (Loss) is defined as segment income (loss) before taxes, less impairment charges. Adjusted Segment Income (Loss) is defined as Segment Income (Loss), excluding certain non- operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Gross Profit is defined as GAAP gross profit, excluding certain non-operating charges that may affect the comparability of results from period to period. Adjusted SG&A Expenses is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted SG&A Expenses as a % of Gross Profit is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period, expressed as a percentage of adjusted gross profit. Adjusted EBITDA is defined as GAAP net income (loss), excluding the provision for income taxes, non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Segment Adjusted EBITDA and Segment Adjusted EBITDA Loss is defined as segment income (loss) before taxes, excluding non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Net Debt to Adjusted EBITDA Ratio is defined as long-term debt (including current portion), less cash and equivalents, less outstanding floor plan deposit balance, expressed as a ratio to Adjusted EBITDA. To supplement the Company’s financial data presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this presentation contains certain non- GAAP financial measures, such as adjusted net income, adjusted earnings per diluted share, segment income (loss), adjusted segment income (loss), adjusted SG&A expenses as a percentage of gross profit, adjusted EBITDA, adjusted EBITDA loss, and net debt to adjusted EBITDA ratio. The Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation. Management believes that these non-GAAP financial measures are important supplemental measures of performance which improve the comparability and transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results. Management also considers these non-GAAP financial measures when making financial, operating and strategic decisions. Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided.

GAAP Income Statement – Annual Trend – Consolidated

(In millions, except unit, per unit, and per share data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 7,047.4	$ 6,507.5	$ 6,304.6	$ 5,622.6	$ 4,993.4	8%
Fleet new vehicles	101.5	95.3	92.2	99.4	124.6	NM
Total new vehicles	7,148.9	6,602.8	6,396.8	5,722.0	5,118.0	8%
Used vehicles	4,872.6	4,780.1	5,213.6	5,515.4	4,933.6	2%
Wholesale vehicles	314.1	287.1	318.8	484.9	367.2	NM
Total vehicles	12,335.6	11,670.0	11,929.2	11,722.3	10,418.8	6%
Parts, service and collision repair	2,019.1	1,846.5	1,759.5	1,599.7	1,340.4	9%
Finance, insurance and other, net ("F&I")	798.9	707.8	683.7	679.1	637.2	13%
Total revenues	15,153.6	14,224.3	14,372.4	14,001.1	12,396.4	7%
Gross profit:						
Retail new vehicles	383.3	388.4	535.4	662.8	459.8	(1%)
Fleet new vehicles	1.7	3.0	4.0	4.9	1.6	NM
Total new vehicles	385.0	391.4	539.4	667.7	461.4	(2%)
Used vehicles	181.1	170.7	151.2	180.8	133.0	6%
Wholesale vehicles	(11.2)	(6.0)	(2.6)	(3.1)	9.6	NM
Total vehicles	554.9	556.1	688.0	845.4	604.0	0%
Parts, service and collision repair	1,029.1	928.9	874.0	792.5	673.1	11%
Finance, insurance and other, net	798.9	707.8	683.7	679.1	637.2	13%
Total gross profit	2,382.9	2,192.8	2,245.7	2,317.0	1,914.3	9%
SG&A expenses	(1,678.2)	(1,577.0)	(1,600.5)	(1,555.1)	(1,274.7)	(6%)
Impairment charges	(173.8)	(3.9)	(79.3)	(320.4)	(0.1)	NM
Depreciation and amortization	(163.4)	(150.4)	(142.3)	(127.5)	(101.1)	(9%)
Operating income (loss)	367.5	461.5	423.6	314.0	538.4	(20%)
Interest expense, floor plan	(84.7)	(86.9)	(67.2)	(34.3)	(16.7)	3%
Interest expense, other, net	(110.1)	(118.0)	(114.6)	(89.9)	(48.0)	7%
Other income (expense), net	0.1	(0.5)	0.1	0.2	(15.5)	NM
Income (loss) from continuing operations before taxes	172.8	256.1	241.9	190.0	458.2	(33%)
Income tax benefit (expense)	(54.1)	(40.1)	(63.7)	(101.5)	(109.3)	(35%)
Net income (loss) from continuing operations	$ 118.7	$ 216.0	$ 178.2	$ 88.5	$ 348.9	(45%)
Diluted weighted-average shares outstanding	34.7	35.0	35.9	39.7	43.3	1%
Diluted earnings (loss) per share from continuing operations	$ 3.42	$ 6.18	$ 4.97	$ 2.23	$ 8.06	(45%)
Unit sales volume:						
Retail new vehicles	121,124	115,694	112,110	101,168	99,943	5%
Fleet new vehicles	1,991	1,805	2,000	2,115	3,543	10%
Used vehicles	175,280	173,257	176,147	173,209	183,292	1%
Wholesale vehicles	34,982	32,223	32,330	35,323	36,795	9%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 3,165	$ 3,358	$ 4,776	$ 6,552	$ 4,600	(6%)
Used vehicles	$ 1,033	$ 985	$ 859	$ 1,043	$ 720	5%
F&I	$ 2,695	$ 2,450	$ 2,372	$ 2,475	$ 2,250	10%

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

16

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except per share data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported net income (loss) from continuing operations	$ 118.7	$ 216.0	$ 178.2	$ 88.5	$ 348.9
Adjustments:					
Impairment charges	$ 173.8	$ 3.9	$ 79.3	$ 320.4	$ -
Acquisition and disposition-related (gain) loss	5.6	(5.6)	(20.7)	(9.1)	1.2
Severance and long-term compensation charges	-	5.5	5.1	4.4	6.5
Loss on debt extinguishment	-	-	-	-	15.6
Storm damage charges	5.0	8.3	1.9	-	-
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Closed store accrued expenses	-	2.1	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Excess compensation related to CDK outage	-	13.4	-	-	-
Legal settlements	0.7	-	-	-	-
Total pre-tax adjustments	145.1	14.6	79.9	315.7	23.3
Tax effect of above items	(39.9)	(3.8)	(19.9)	(22.6)	(5.9)
Non-recurring tax items	5.3	(31.0)	5.8	-	-
Total net income effect of adjustments	110.5	(20.2)	65.8	293.1	17.4
Adjusted net income (loss) from continuing operations	$ 229.2	$ 195.8	$ 244.0	$ 381.6	$ 366.3
Diluted weighted-average shares outstanding	34.7	35.0	35.9	39.7	43.3
Adjusted diluted earnings (loss) per share from continuing operations	$ 6.60	$ 5.60	$ 6.81	$ 9.61	$ 8.46
Reported gross profit	$ 2,382.9	$ 2,192.8	$ 2,245.7	$ 2,317.0	$ 1,914.3
Excess compensation related to CDK outage	-	2.0	-	-	-
Adjusted gross profit	$ 2,382.9	$ 2,194.8	$ 2,245.7	$ 2,317.0	$ 1,914.3
Reported SG&A expenses	$ (1,678.2)	$ (1,577.0)	$ (1,600.5)	$ (1,555.1)	$ (1,274.7)
Acquisition and disposition-related (gain) loss	5.6	(5.6)	(20.7)	(9.1)	1.2
Severance and long-term compensation charges	-	5.5	5.1	4.4	6.5
Storm damage charges	5.0	8.3	1.9	-	-
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Closed store accrued expenses	-	2.1	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Excess compensation related to CDK outage	-	11.4	-	-	-
Legal settlements	0.7	-	-	-	-
Adjusted SG&A expenses	$ (1,706.9)	$ (1,568.3)	$ (1,609.9)	$ (1,559.8)	$ (1,267.0)
Adjusted SG&A expenses as a percentage of gross profit	71.6%	71.5%	71.4%	67.3%	66.2%
Reported net income (loss)	$ 118.7	$ 216.0	$ 178.2	$ 88.5	$ 348.9
Income tax (benefit) expense	54.1	40.1	63.7	101.5	109.3
Income (loss) before taxes	172.8	256.1	241.9	190.0	458.2
Non-floor plan interest	103.5	112.2	108.1	84.7	44.7
Depreciation and amortization	170.1	155.9	148.8	132.7	104.3
Stock-based compensation expense	23.1	21.3	23.3	16.0	15.0
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Impairment charges	173.8	3.9	79.3	320.4	0.1
Loss on debt extinguishment	-	0.6	-	-	15.6
Severance and long-term compensation charges	-	5.6	5.1	4.4	8.0
Excess compensation related to CDK outage	-	13.4	-	-	-
Acquisition and disposition-related (gain) loss	5.6	(6.3)	(20.4)	(9.7)	(0.4)
Storm damage charges	5.0	8.3	1.9	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Closed store accrued expenses	-	2.1	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
(Gain) loss on legal settlements	0.7	-	-	-	-
Adjusted EBITDA	$ 614.6	$ 560.1	$ 602.3	$ 738.5	$ 645.5
Long-term debt (including current portion)	$ 1,615.4	$ 1,588.0	$ 1,676.6	$ 1,751.7	$ 1,561.2
Cash and equivalents	(6.3)	(44.0)	(28.9)	(229.2)	(299.4)
Floor plan deposit balance	(300.0)	(340.0)	(345.0)	(272.0)	(99.8)
Net debt	$ 1,309.1	$ 1,204.0	$ 1,302.7	$ 1,250.5	$ 1,162.0
Net debt to adjusted EBITDA ratio	2.13	2.15	2.16	1.69	1.80
Long-term debt (including current portion) to adjusted EBITDA ratio	2.63	2.84	2.78	2.37	2.42

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Balance sheet amounts are as of December 31 for the FY then ended.

NYSE SAH

17

GAAP Income Statement – Quarterly Trend – Consolidated

(In millions, except unit, per unit, and per share data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Q4 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,852.2	$ 1,872.8	$ 1,666.1	$ 1,656.3	$ 1,932.3	(1%)	(4%)
Fleet new vehicles	24.1	26.0	29.4	22.1	27.3	NM	NM
Total new vehicles	1,876.3	1,898.8	1,695.5	1,678.4	1,959.6	(1%)	(4%)
Used vehicles	1,213.8	1,253.1	1,180.7	1,225.0	1,197.6	(3%)	1%
Wholesale vehicles	63.6	84.2	83.3	82.7	71.3	NM	NM
Total vehicles	3,153.7	3,236.1	2,959.5	2,986.1	3,228.5	(3%)	(2%)
Parts, service and collision repair	515.3	533.9	495.6	474.4	476.7	(3%)	8%
Finance, insurance and other, net ("F&I")	202.3	203.8	202.1	190.8	190.6	(1%)	6%
Total revenues	3,871.3	3,973.8	3,657.2	3,651.3	3,895.8	(3%)	(1%)
Gross profit:							
Retail new vehicles	97.3	97.4	99.2	89.4	106.6	0%	(9%)
Fleet new vehicles	0.7	-	0.5	0.6	0.7	NM	NM
Total new vehicles	98.0	97.4	99.7	90.0	107.3	1%	(9%)
Used vehicles	41.4	45.2	48.1	46.4	37.8	(8%)	10%
Wholesale vehicles	(5.2)	(3.3)	(1.6)	(1.4)	(3.3)	NM	NM
Total vehicles	134.2	139.3	146.2	135.0	141.8	(4%)	(5%)
Parts, service and collision repair	262.2	272.4	253.9	240.6	241.6	(4%)	9%
Finance, insurance and other, net	202.3	203.8	202.1	190.8	190.6	(1%)	6%
Total gross profit	598.7	615.5	602.2	566.4	574.0	(3%)	4%
SG&A expenses	(433.7)	(451.6)	(412.6)	(380.3)	(399.6)	4%	(9%)
Impairment charges	-	-	(172.4)	(1.4)	(1.5)	NM	NM
Depreciation and amortization	(41.8)	(41.2)	(40.5)	(39.7)	(39.4)	(2%)	(6%)
Operating income (loss)	123.2	122.7	(23.3)	145.0	133.5	0%	(8%)
Interest expense, floor plan	(22.4)	(23.9)	(18.3)	(20.0)	(21.4)	6%	(5%)
Interest expense, other, net	(27.6)	(27.5)	(27.4)	(27.6)	(29.9)	0%	8%
Other income (expense), net	-	(0.1)	(0.1)	-	(0.1)	NM	NM
Income (loss) before taxes	73.2	71.2	(69.1)	97.4	82.1	3%	(11%)
Income tax benefit (expense)	(26.3)	(24.4)	23.5	(26.8)	(23.5)	(8%)	(12%)
Net income (loss)	$ 46.9	$ 46.8	$ (45.6)	$ 70.6	$ 58.6	0%	(20%)
Diluted weighted-average shares outstanding	34.4	35.1	34.1	34.6	35.2	2%	2%
Diluted earnings (loss) per share	$ 1.36	$ 1.33	$ (1.34)	$ 2.04	$ 1.67	2%	(19%)
Unit sales volume:							
Retail new vehicles	30,485	32,086	29,478	29,075	33,190	(5%)	(8%)
Fleet new vehicles	458	579	571	383	506	(21%)	(9%)
Used vehicles	43,784	44,167	42,512	44,817	42,896	(1%)	2%
Wholesale vehicles	7,252	8,957	9,368	9,405	8,460	(19%)	(14%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,193	$ 3,035	$ 3,365	$ 3,075	$ 3,212	5%	(1%)
Used vehicles	$ 946	$ 1,024	$ 1,131	$ 1,034	$ 881	(8%)	7%
F&I	$ 2,724	$ 2,673	$ 2,807	$ 2,582	$ 2,505	2%	9%

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
18

Non-GAAP Reconciliation – Quarterly Trend – Consolidated

(In millions, except per share data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Q4 2025 Better / (Worse) % Change Year-Over-Year
Reported net income (loss)	$ 46.9	$ 46.8	$ (45.6)	$ 70.6	$ 58.6	0%	(20%)
Adjustments:							
Impairment charges	$ -	$ -	$ 172.4	$ 1.4	$ 1.5	NM	NM
Acquisition and disposition-related (gain) loss	-	3.0	1.6	1.0	(2.7)	NM	NM
Severance and long-term compensation charges	-	-	-	-	0.5	NM	NM
Storm damage charges	-	-	4.1	0.9	3.2	NM	NM
Cyber insurance proceeds	-	-	(10.0)	(30.0)	(10.0)	NM	NM
Legal settlements	-	0.7	-	-	-	NM	NM
Total pre-tax adjustments	-	3.7	168.1	(26.7)	(7.5)	NM	NM
Tax effect of above items	-	(1.0)	(46.3)	7.4	2.0	NM	NM
Non-recurring tax items	5.3	-	-	-	-	NM	NM
Total net income effect of adjustments	5.3	2.7	121.8	(19.3)	(5.5)	NM	NM
Adjusted net income (loss)	$ 52.2	$ 49.5	$ 76.2	$ 51.3	$ 53.1	5%	(2%)
Diluted weighted-average shares outstanding	34.4	35.1	34.8	34.6	35.2	2%	2%
Adjusted diluted earnings (loss) per share	$ 1.52	$ 1.41	$ 2.19	$ 1.48	$ 1.51	8%	1%
Reported gross profit	$ 598.7	$ 615.5	$ 602.2	$ 566.4	$ 574.0	(3%)	4%
Reported SG&A expenses	$ (433.7)	$ (451.6)	$ (412.6)	$ (380.3)	$ (399.6)	4%	(9%)
Acquisition and disposition-related (gain) loss	-	3.0	1.6	1.0	(2.7)	NM	NM
Severance and long-term compensation charges	-	-	-	-	0.5	NM	NM
Storm damage charges	-	-	4.1	0.9	3.2	NM	NM
Cyber insurance proceeds	-	-	(10.0)	(30.0)	(10.0)	NM	NM
Legal settlements	-	0.7	-	-	-	NM	NM
Adjusted SG&A expenses	$ (433.7)	$ (447.9)	$ (416.9)	$ (408.4)	$ (408.6)	3%	(6%)
Adjusted SG&A expenses as a percentage of gross profit	72.4%	72.8%	69.2%	72.1%	71.2%	40 bps	(120) bps
Reported net income (loss)	$ 46.9	$ 46.8	$ (45.6)	$ 70.6	$ 58.6	0%	(20%)
Income tax (benefit) expense	26.3	24.4	(23.5)	26.8	23.5	NM	NM
Income (loss) before taxes	73.2	71.2	(69.1)	97.4	82.1	3%	(11%)
Non-floor plan interest	25.8	25.8	25.8	26.1	28.4	NM	NM
Depreciation and amortization	43.7	42.9	42.2	41.4	40.8	NM	NM
Stock-based compensation expense	5.8	5.8	5.7	5.8	5.5	NM	NM
Impairment charges	-	-	172.4	1.4	1.5	NM	NM
Severance and long-term compensation charges	-	-	-	-	0.5	NM	NM
Acquisition and disposition-related (gain) loss	-	3.0	1.6	1.0	(2.7)	NM	NM
Storm damage charges	-	-	4.1	0.9	3.2	NM	NM
Cyber insurance proceeds	-	-	(10.0)	(30.0)	(10.0)	NM	NM
Loss (gain) on legal settlements	-	0.7	-	-	-	NM	NM
Adjusted EBITDA	$ 148.5	$ 149.4	$ 172.7	$ 144.0	$ 149.3	(1%)	(1%)

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
19

GAAP Income Statement – Annual Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,941.9	$ 6,425.5	$ 6,215.0	$ 5,581.6	$ 4,984.4	8%
Fleet new vehicles	101.5	95.3	92.2	99.4	124.6	NM
Total new vehicles	7,043.4	6,520.8	6,307.2	5,681.0	5,109.0	8%
Used vehicles	3,087.0	2,919.8	3,050.3	3,391.5	2,901.0	6%
Wholesale vehicles	207.0	188.9	204.5	314.0	257.2	NM
Total vehicles	10,337.4	9,629.5	9,562.0	9,386.5	8,267.2	7%
Parts, service and collision repair	1,970.2	1,802.9	1,714.2	1,588.0	1,340.4	9%
Finance, insurance and other, net ("F&I")	571.5	506.8	498.6	510.1	443.5	13%
Total revenues	12,879.1	11,939.2	11,774.8	11,484.6	10,051.1	8%
Gross profit:						
Retail new vehicles	367.6	376.9	518.7	655.3	458.8	(2%)
Fleet new vehicles	1.7	3.0	4.0	4.9	1.5	NM
Total new vehicles	369.3	379.9	522.7	660.2	460.3	(3%)
Used vehicles	157.8	150.2	162.9	174.5	188.1	5%
Wholesale vehicles	(9.3)	(4.6)	(3.3)	(6.4)	0.6	NM
Total vehicles	517.8	525.5	682.3	828.3	649.0	(1%)
Parts, service and collision repair	1,005.9	908.9	852.7	786.7	673.1	11%
Finance, insurance and other, net	571.5	506.8	498.6	510.1	443.5	13%
Total gross profit	2,095.2	1,941.2	2,033.6	2,125.1	1,765.6	8%
SG&A expenses	(1,463.6)	(1,375.4)	(1,314.6)	(1,273.0)	(1,076.9)	(6%)
Impairment charges	(165.9)	(1.2)	(1.0)	(115.5)	-	NM
Depreciation and amortization	(137.7)	(124.4)	(112.3)	(101.8)	(84.8)	(11%)
Operating income (loss)	328.0	440.2	605.7	634.8	603.9	(26%)
Interest expense, floor plan	(72.0)	(70.6)	(49.2)	(23.6)	(11.8)	(2%)
Interest expense, other, net	(105.9)	(112.7)	(109.7)	(85.1)	(46.3)	6%
Other income (expense), net	0.1	(0.5)	0.2	-	(15.5)	NM
Income (loss) before taxes	$ 150.2	$ 256.4	$ 447.0	$ 526.1	$ 530.3	(41%)
Unit sales volume:						
Retail new vehicles	115,981	111,450	107,257	99,424	99,815	4%
Fleet new vehicles	1,991	1,805	2,000	2,115	3,543	10%
Used vehicles	104,202	101,976	100,210	108,512	105,457	2%
Wholesale vehicles	22,868	21,018	20,602	24,052	25,128	9%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 3,170	$ 3,382	$ 4,836	$ 6,591	$ 4,595	(6%)
Used vehicles	$ 1,514	$ 1,473	$ 1,626	$ 1,607	$ 1,784	3%
F&I	$ 2,596	$ 2,374	$ 2,403	$ 2,453	$ 2,160	9%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

20

Non-GAAP Reconciliation – Annual Trend – Franchised Dealerships Segment

(In millions)

	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported income (loss) before taxes	$ 150.2	$ 256.4	$ 447.0	$ 526.1	$ 530.3
Impairment charges	165.9	1.2	1.0	115.5	-
Segment income (loss)	$ 316.1	$ 257.6	$ 448.0	$ 641.6	$ 530.3
Acquisition and disposition-related (gain) loss	5.5	(3.5)	(20.9)	(9.1)	1.2
Long-term compensation charges	-	2.2	-	4.4	-
Loss on debt extinguishment	-	-	-	-	15.6
Storm damage charges	5.0	8.3	1.9	-	-
Excess compensation related to CDK outage	-	13.0	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Legal settlements	0.7	-	-	-	-
Adjusted segment income (loss)	$ 287.3	$ 267.6	$ 429.0	$ 636.9	$ 547.1
Reported gross profit	$ 2,095.2	$ 1,941.2	$ 2,033.6	$ 2,125.1	$ 1,765.6
Excess compensation related to CDK outage	-	2.0	-	-	-
Adjusted gross profit	$ 2,095.2	$ 1,943.2	$ 2,033.6	$ 2,125.1	$ 1,765.6
Reported SG&A expenses	$ (1,463.6)	$ (1,375.4)	$ (1,314.6)	$ (1,273.0)	$ (1,076.9)
Acquisition and disposition-related (gain) loss	5.5	(3.5)	(20.9)	(9.1)	1.2
Long-term compensation charges	-	2.2	-	4.4	-
Storm damage charges	5.0	8.3	1.9	-	-
Excess compensation related to CDK outage	-	11.0	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Legal settlements	0.7	-	-	-	-
Adjusted SG&A expenses	$ (1,492.4)	$ (1,367.4)	$ (1,333.6)	$ (1,277.7)	$ (1,075.7)
Adjusted SG&A expenses as a percentage of gross profit	71.2%	70.4%	65.6%	60.1%	60.9%
Income (loss) before taxes	150.2	256.4	447.0	526.1	530.3
Non-floor plan interest	99.1	107.0	103.2	80.0	43.0
Depreciation and amortization	144.4	130.0	118.8	107.0	87.9
Stock-based compensation expense	23.1	21.3	23.3	16.0	15.0
Impairment charges	165.9	1.2	1.0	115.5	15.6
Loss on debt extinguishment	-	0.6	-	-	-
Severance and long-term compensation charges	-	2.2	-	4.4	-
Excess compensation related to CDK outage	-	13.0	-	-	-
Acquisition and disposition-related (gain) loss	5.5	(3.8)	(20.7)	(9.7)	-
Storm damage charges	5.0	8.3	1.9	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Loss (gain) on legal settlements	0.7	-	-	-	-
Adjusted EBITDA	$ 553.9	$ 526.2	$ 674.5	$ 839.3	$ 691.8

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
21

GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Q4 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,831.8	$ 1,834.0	$ 1,639.1	$ 1,636.9	$ 1,914.8	0%	(4%)
Fleet new vehicles	24.0	26.0	29.5	22.1	27.2	NM	NM
Total new vehicles	1,855.8	1,860.0	1,668.6	1,659.0	1,942.0	0%	(4%)
Used vehicles	799.7	796.7	744.9	745.6	757.0	0%	6%
Wholesale vehicles	41.8	52.8	57.8	54.6	49.8	NM	NM
Total vehicles	2,697.3	2,709.5	2,471.3	2,459.2	2,748.8	0%	(2%)
Parts, service and collision repair	507.8	510.1	484.9	467.4	469.7	0%	8%
Finance, insurance and other, net ("F&I")	149.1	147.6	144.3	130.6	140.5	1%	6%
Total revenues	3,354.2	3,367.2	3,100.5	3,057.2	3,359.0	0%	0%
Gross profit:							
Retail new vehicles	94.3	91.3	95.2	86.7	104.4	3%	(10%)
Fleet new vehicles	0.7	-	0.6	0.6	0.7	NM	NM
Total new vehicles	95.0	91.3	95.8	87.3	105.1	4%	(10%)
Used vehicles	38.1	40.4	39.5	39.9	36.0	(6%)	6%
Wholesale vehicles	(4.9)	(2.9)	(0.9)	(1.0)	(2.7)	NM	NM
Total vehicles	128.2	128.8	134.4	126.2	138.4	(1%)	(7%)
Parts, service and collision repair	258.5	261.3	248.9	237.2	238.5	(1%)	8%
Finance, insurance and other, net	149.1	147.6	144.3	130.6	140.5	1%	6%
Total gross profit	535.8	537.7	527.6	494.0	517.4	0%	4%
SG&A expenses	(382.4)	(395.1)	(360.2)	(325.9)	(348.5)	3%	(10%)
Impairment charges	-	-	(165.9)	-	(0.2)	NM	NM
Depreciation and amortization	(35.6)	(34.6)	(34.1)	(33.4)	(32.7)	(3%)	(9%)
Operating income (loss)	117.8	108.0	(32.6)	134.7	136.0	9%	(13%)
Interest expense, floor plan	(19.6)	(20.7)	(15.3)	(16.3)	(18.0)	5%	(9%)
Interest expense, other, net	(26.5)	(26.4)	(26.3)	(26.6)	(28.6)	0%	7%
Other income (expense), net	-	(0.1)	(0.1)	0.1	-	NM	NM
Income (loss) before taxes	$ 71.7	$ 60.8	$ (74.3)	$ 91.9	$ 89.4	18%	(20%)
Unit sales volume:							
Retail new vehicles	29,400	30,415	28,084	28,082	32,250	(3%)	(9%)
Fleet new vehicles	458	579	571	383	506	(21%)	(9%)
Used vehicles	27,401	26,407	24,953	25,441	25,702	4%	7%
Wholesale vehicles	4,811	5,649	6,213	6,195	5,692	(15%)	(15%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,209	$ 3,001	$ 3,391	$ 3,089	$ 3,238	7%	(1%)
Used vehicles	$ 1,389	$ 1,528	$ 1,583	$ 1,568	$ 1,401	(9%)	(1%)
F&I	$ 2,624	$ 2,597	$ 2,721	$ 2,439	$ 2,424	1%	8%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH
22

Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment

(In millions)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Year-Over-Year
Reported income (loss) before taxes	$ 71.7	$ 60.8	$ (74.3)	$ 91.9	$ 89.4	18%	(20%)
Impairment charges	-	-	165.9	-	0.2	NM	NM
Segment income (loss)	$ 71.7	$ 60.8	$ 91.6	$ 91.9	$ 89.6	18%	(20%)
Acquisition and disposition-related (gain) loss	-	2.8	2.4	0.3	(3.5)	NM	NM
Storm damage charges	-	-	4.1	0.9	3.2	NM	NM
Cyber insurance proceeds	-	-	(10.0)	(30.0)	(10.0)	NM	NM
Legal settlements	-	0.7	-	-	-	NM	NM
Adjusted segment income (loss)	$ 71.7	$ 64.3	$ 88.1	$ 63.1	$ 79.3	11%	(10%)
Reported gross profit	$ 535.8	$ 537.7	$ 527.6	$ 494.0	$ 517.4	0%	4%
Reported SG&A expenses	$ (382.4)	$ (395.1)	$ (360.2)	$ (325.9)	$ (348.5)	3%	(10%)
Acquisition and disposition-related (gain) loss	-	2.8	2.4	0.3	(3.5)	NM	NM
Storm damage charges	-	-	4.1	0.9	3.2	NM	NM
Cyber insurance proceeds	-	-	(10.0)	(30.0)	(10.0)	NM	NM
Legal settlements	-	0.7	-	-	-	NM	NM
Adjusted SG&A expenses	$ (382.4)	$ (391.6)	$ (363.7)	$ (354.7)	$ (358.8)	2%	(7%)
Adjusted SG&A expenses as a percentage of gross profit	71.4%	72.8%	68.9%	71.8%	69.3%	140 bps	(210) bps
Income (loss) before taxes	$ 71.7	$ 60.8	$ (74.3)	$ 91.9	$ 89.4	18%	(20%)
Non-floor plan interest	24.8	24.7	24.7	24.9	27.1	NM	NM
Depreciation and amortization	37.4	36.3	35.8	35.1	34.2	NM	NM
Stock-based compensation expense	5.8	5.8	5.7	5.8	5.5	NM	NM
Impairment charges	-	-	165.9	-	0.2	NM	NM
Acquisition and disposition-related (gain) loss	-	2.8	2.4	0.3	(3.5)	NM	NM
Storm damage charges	-	-	4.1	0.9	3.2	NM	NM
Cyber insurance proceeds	-	-	(10.0)	(30.0)	(10.0)	NM	NM
Loss (gain) on legal settlements	-	0.7	-	-	-	NM	NM
Adjusted EBITDA	$ 139.7	$ 131.1	$ 154.3	$ 128.9	$ 146.1	7%	(4%)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH
23

GAAP Income Statement – Annual Trend – EchoPark Segment

(In millions, except unit, per unit, and per share data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:						
Total new vehicles	$ -	$ -	$ 1.0	$ 9.2	$ 9.0	0%
Used vehicles	1,747.8	1,838.0	2,143.8	2,116.8	2,032.6	(5%)
Wholesale vehicles	104.6	95.8	168.1	209.9	82.4	NM
Total vehicles	1,852.4	1,933.8	2,312.9	2,335.9	2,124.0	(4%)
Finance, insurance and other, net ("F&I")	219.2	194.0	177.9	166.4	193.7	13%
Total revenues	2,071.6	2,127.8	2,434.4	2,463.0	2,345.3	(3%)
Gross profit:						
Total new vehicles	-	-	0.1	1.1	1.1	0%
Used vehicles	16.5	15.2	(17.1)	4.4	(55.2)	8%
Wholesale vehicles	(1.8)	(1.3)	1.9	2.4	7.3	NM
Total vehicles	14.7	13.9	(15.1)	7.9	(46.8)	6%
Finance, insurance and other, net	219.2	194.0	177.9	166.4	193.7	13%
Total gross profit	233.9	207.9	161.8	175.1	148.8	13%
SG&A expenses	(172.8)	(165.7)	(247.0)	(269.9)	(197.8)	(4%)
Impairment charges	(0.2)	(2.7)	(78.3)	(204.9)	(0.1)	NM
Depreciation and amortization	(20.4)	(21.8)	(26.6)	(24.6)	(16.3)	6%
Operating income (loss)	40.5	17.7	(190.1)	(324.3)	(65.4)	128%
Interest expense, floor plan	(11.1)	(14.2)	(17.4)	(10.6)	(5.0)	22%
Interest expense, other, net	(1.5)	(2.7)	(3.2)	(3.9)	(1.7)	46%
Other income (expense), net	-	-	(0.1)	-	-	NM
Income (loss) before taxes	$ 27.9	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)	3383%
Unit sales volume:						
Retail new vehicles	-	-	11	152	128	0%
Used vehicles	67,636	69,053	73,676	64,107	77,835	(2%)
Wholesale vehicles	11,836	11,059	11,512	11,236	11,667	7%
Gross profit per unit ("GPU"):						
Retail new vehicles	N/A	N/A	$ 6,934	$ 7,510	$ 8,303	NM
Total used vehicle and F&I	$ 3,484	$ 3,029	$ 2,183	$ 2,657	$ 1,762	15%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

NYSE SAH

24

Non-GAAP Reconciliation – Annual Trend – EchoPark Segment

(In millions)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported income (loss) before taxes	$ 27.9	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)
Impairment charges	0.2	2.7	78.3	204.9	0.1
Segment income (loss)	$ 28.1	$ 3.5	$ (132.5)	$ (133.9)	$ (72.0)
Acquisition and disposition-related (gain) loss	(0.9)	(2.1)	0.3	-	-
Severance and long-term compensation charges	-	2.8	5.1	-	6.5
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Excess compensation related to CDK outage	-	0.4	-	-	-
Closed store accrued expenses	-	2.1	-	-	-
Adjusted segment income (loss)	$ 27.2	$ 3.7	$ (112.8)	$ (133.9)	$ (65.5)
Reported gross profit	$ 233.9	$ 207.9	$ 161.8	$ 175.1	$ 148.8
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Adjusted gross profit	$ 233.9	$ 207.9	$ 171.8	$ 175.1	$ 148.8
Reported SG&A expenses	$ (172.8)	$ (165.7)	$ (247.0)	$ (269.9)	$ (197.8)
Acquisition and disposition-related (gain) loss	(0.9)	(2.1)	0.3	-	-
Severance and long-term compensation charges	-	2.8	5.1	-	6.5
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Excess compensation related to CDK outage	-	0.4	-	-	-
Closed store accrued expenses	-	2.1	-	-	-
Adjusted SG&A expenses	$ (173.7)	$ (165.5)	$ (237.3)	$ (269.9)	$ (191.3)
Adjusted SG&A expenses as a percentage of gross profit	74.2%	79.6%	138.2%	154.1%	128.6%
Income (loss) before taxes	$ 27.9	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)
Non-floor plan interest	1.6	2.6	3.2	3.7	1.7
Depreciation and amortization	20.4	21.6	26.6	24.8	16.4
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Impairment charges	0.2	2.7	78.3	204.9	0.1
Severance and long-term compensation charges	-	2.9	5.1	-	8.0
Excess compensation related to CDK outage	-	0.4	-	-	-
Acquisition and disposition-related (gain) loss	(0.9)	(2.5)	0.3	-	(0.4)
Closed store accrued expenses	-	2.1	-	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Adjusted EBITDA	$ 49.2	$ 27.6	$ (83.0)	$ (105.4)	$ (46.3)
Adjusted EBITDA - Closed Stores	$ 0.9	$ (4.9)	$ (33.5)	$ (35.3)	$ (19.3)
Adjusted EBITDA - EchoPark Operations (with Holding Company)	48.3	32.5	(49.5)	(70.1)	(27.0)
Adjusted EBITDA - Total EchoPark Segment	$ 49.2	$ 27.6	$ (83.0)	$ (105.4)	$ (46.3)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NYSE SAH

25

GAAP Income Statement – Quarterly Trend – EchoPark Segment

(In millions, except unit and per unit data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Q4 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Used vehicles	$ 407.5	$ 439.2	$ 427.4	$ 473.7	$ 436.0	(7%)	(7%)
Wholesale vehicles	21.5	30.4	25.4	27.3	21.4	NM	NM
Total vehicles	429.0	469.6	452.8	501.0	457.4	(9%)	(6%)
Finance, insurance and other, net ("F&I")	51.7	52.9	55.8	58.7	48.8	(2%)	6%
Total revenues	480.7	522.5	508.6	559.7	506.2	(8%)	(5%)
Gross profit:							
Used vehicles	2.1	2.0	6.9	5.4	0.8	5%	163%
Wholesale vehicles	(0.3)	(0.5)	(0.6)	(0.2)	(0.6)	NM	NM
Total vehicles	1.8	1.5	6.3	5.2	0.2	20%	800%
Finance, insurance and other, net	51.7	52.9	55.8	58.7	48.8	(2%)	6%
Total gross profit	53.5	54.4	62.1	63.9	49.0	(2%)	9%
SG&A expenses	(42.2)	(43.5)	(42.2)	(44.8)	(42.6)	3%	1%
Impairment charges	-	-	-	(0.2)	(1.3)	NM	NM
Depreciation and amortization	(4.9)	(5.1)	(5.2)	(5.2)	(5.4)	5%	9%
Operating income (loss)	6.4	5.8	14.7	13.7	(0.3)	11%	2233%
Interest expense, floor plan	(2.5)	(2.8)	(2.6)	(3.1)	(3.0)	11%	17%
Interest expense, other, net	(0.3)	(0.4)	(0.4)	(0.4)	(0.7)	19%	57%
Other income (expense), net	-	-	-	(0.1)	0.1	NM	NM
Income (loss) before taxes	$ 3.6	$ 2.6	$ 11.7	$ 10.1	$ (3.9)	39%	192%
Unit sales volume:							
Used vehicles	15,743	16,353	16,742	18,798	16,674	(4%)	(6%)
Wholesale vehicles	2,365	3,224	3,097	3,150	2,752	(27%)	(14%)
Gross profit per unit ("GPU"):							
Total used vehicle and F&I	$ 3,420	$ 3,359	$ 3,747	$ 3,411	$ 2,974	2%	15%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
26

Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment

(In millions)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Year-Over-Year
Reported income (loss) before taxes	$ 3.6	$ 2.6	$ 11.7	$ 10.1	$ (3.9)	39%	192%
Impairment charges	-	-	-	0.2	1.3	NM	NM
Segment income (loss)	$ 3.6	$ 2.6	$ 11.7	$ 10.3	$ (2.6)	39%	238%
Acquisition and disposition-related (gain) loss	-	0.1	(0.8)	(0.2)	0.8	NM	NM
Adjusted segment income (loss)	$ 3.6	$ 2.7	$ 10.9	$ 10.1	$ (1.8)	34%	300%
Reported gross profit	$ 53.5	$ 54.4	$ 62.1	$ 63.9	$ 49.0	(2%)	9%
Reported SG&A expenses	$ (42.2)	$ (43.5)	$ (42.2)	$ (44.8)	$ (42.6)	3%	1%
Acquisition and disposition-related (gain) loss	-	0.1	(0.8)	(0.2)	0.8	NM	NM
Adjusted SG&A expenses	$ (42.2)	$ (43.4)	$ (43.0)	$ (45.0)	$ (41.8)	3%	(1%)
Adjusted SG&A expenses as a percentage of gross profit	78.9%	79.8%	69.3%	70.4%	85.5%	90 bps	660 bps
Income (loss) before taxes	$ 3.6	$ 2.6	$ 11.7	$ 10.1	$ (3.9)	39%	192%
Non-floor plan interest	0.3	0.4	0.4	0.5	0.6	NM	NM
Depreciation and amortization	4.9	5.1	5.1	5.2	5.4	NM	NM
Impairment charges	-	-	-	0.2	1.3	NM	NM
Acquisition and disposition-related (gain) loss	-	0.1	(0.8)	(0.2)	0.8	NM	NM
Adjusted EBITDA	$ 8.8	$ 8.2	$ 16.4	$ 15.8	$ 4.2	7%	110%
Adjusted EBITDA - Closed Stores	$ 0.4	$ 0.1	$ 0.4	$ -	$ (0.7)	300%	157%
Adjusted EBITDA - EchoPark Operations (with Holding Company)	8.4	8.1	16.0	15.8	4.9	4%	71%
Adjusted EBITDA - Total EchoPark Segment	$ 8.8	$ 8.2	$ 16.4	$ 15.8	$ 4.2	7%	110%

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
27

GAAP Income Statement – Annual Trend – Powersports Segment

(In millions, except unit and per unit data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:					
Retail new vehicles	$ 105.5	$ 82.0	$ 88.6	$ 31.8	29%
Used vehicles	37.9	22.3	19.5	7.1	70%
Wholesale vehicles	2.4	2.3	2.6	0.3	NM
Total vehicles	145.8	106.6	110.7	39.2	37%
Parts, service and collision repair	48.9	43.6	45.3	11.7	12%
Finance, insurance and other, net ("F&I")	8.2	7.1	7.2	2.6	17%
Total revenues	202.9	157.3	163.2	53.5	29%
Gross profit:					
Retail new vehicles	15.7	11.5	16.6	6.3	36%
Used vehicles	6.8	5.3	5.4	2.0	28%
Wholesale vehicles	(0.1)	(0.3)	(0.2)	0.1	NM
Total vehicles	22.4	16.5	21.8	8.4	34%
Parts, service and collision repair	23.2	20.1	21.3	5.8	16%
Finance, insurance and other, net	8.2	7.1	7.2	2.6	17%
Total gross profit	53.8	43.7	50.3	16.8	23%
SG&A expenses	(41.8)	(35.9)	(38.9)	(12.3)	(17%)
Impairment charges	(7.6)	-	-	-	NM
Depreciation and amortization	(5.3)	(4.2)	(3.4)	(1.0)	(22%)
Operating income (loss)	(0.9)	3.6	8.0	3.5	(125%)
Interest expense, floor plan	(1.6)	(2.1)	(0.6)	-	23%
Interest expense, other, net	(2.8)	(2.6)	(1.7)	(1.0)	(8%)
Other income (expense), net	-	-	-	0.2	NM
Income (loss) before taxes	$ (5.3)	$ (1.1)	$ 5.7	$ 2.7	(403%)
Unit sales volume:					
Retail new vehicles	5,143	4,244	4,842	1,592	21%
Used vehicles	3,442	2,228	2,261	590	54%
Wholesale vehicles	278	146	216	35	90%
Gross profit per unit ("GPU"):					
Retail new vehicles	$ 3,050	$ 2,713	$ 3,435	$ 3,973	12%
Used vehicles	$ 1,980	$ 2,397	$ 2,394	$ 3,349	(17%)
F&I	$ 959	$ 1,092	$ 1,017	$ 1,205	(12%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
28

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Powersports Segment 29 Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2025 FY 2024 FY 2023 FY 2022 Reported income (loss) before taxes (5.3)$ (1.1)$ 5.7$ 2.7$ Impairment charges 7.6 - - - Segment income (loss) 2.3$ (1.1)$ 5.7$ 2.7$ Acquisition and disposition-related (gain) loss 1.1 - - - Long-term compensation charges - 0.5 - - Adjusted segment income (loss) 3.4$ (0.6)$ 5.7$ 2.7$ Reported SG&A expenses (41.8)$ (35.9)$ (38.9)$ (12.3)$ Acquisition and disposition-related (gain) loss 1.1 - - - Long-term compensation charges - 0.5 - - Adjusted SG&A expenses (40.7)$ (35.4)$ (38.9)$ (12.3)$ Adjusted SG&A expenses as a percentage of gross profit 75.8% 80.9% 77.2% 73.4% Income (loss) before taxes (5.3) (1.1) 5.7 2.7 Non-floor plan interest 2.8 2.6 1.7 1.0 Depreciation and amortization 5.3 4.3 3.4 0.9 Impairment charges 7.6 - - - Severance and long-term compensation charges - 0.5 - - Acquisition and disposition-related (gain) loss 1.1 - - - Adjusted EBITDA 11.5$ 6.3$ 10.8$ 4.6$

GAAP Income Statement – Quarterly Trend – Powersports Segment

(In millions, except unit and per unit data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Q4 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 20.4	$ 38.8	$ 26.9	$ 19.4	$ 17.5	(47%)	17%
Used vehicles	6.6	17.2	8.3	5.7	4.7	(62%)	40%
Wholesale vehicles	0.4	1.0	0.3	0.8	0.1	NM	NM
Total vehicles	27.4	57.0	35.5	25.9	22.3	(52%)	23%
Parts, service and collision repair	7.5	23.8	10.6	7.0	7.0	(68%)	7%
Finance, insurance and other, net ("F&I")	1.5	3.3	2.0	1.5	1.3	(54%)	15%
Total revenues	36.4	84.1	48.1	34.4	30.6	(57%)	19%
Gross profit:							
Retail new vehicles	3.0	6.1	3.9	2.7	2.2	(51%)	36%
Used vehicles	1.2	2.9	1.6	1.1	1.0	(58%)	20%
Wholesale vehicles	-	(0.1)	-	(0.2)	(0.1)	NM	NM
Total vehicles	4.2	8.9	5.5	3.6	3.1	(53%)	35%
Parts, service and collision repair	3.7	11.1	5.0	3.4	3.1	(67%)	19%
Finance, insurance and other, net	1.5	3.3	2.0	1.5	1.3	(54%)	15%
Total gross profit	9.4	23.3	12.5	8.5	7.5	(60%)	25%
SG&A expenses	(9.0)	(13.0)	(10.2)	(9.6)	(8.5)	31%	(6%)
Impairment charges	-	-	(6.5)	(1.1)	-	NM	NM
Depreciation and amortization	(1.4)	(1.3)	(1.2)	(1.2)	(1.2)	(6%)	(17%)
Operating income (loss)	(1.0)	9.0	(5.4)	(3.4)	(2.2)	(111%)	55%
Interest expense, floor plan	(0.3)	(0.4)	(0.4)	(0.5)	(0.5)	28%	40%
Interest expense, other, net	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	2%	0%
Other income (expense), net	-	(0.1)	-	-	-	NM	NM
Income (loss) before taxes	$ (2.0)	$ 7.8	$ (6.5)	$ (4.6)	$ (3.4)	(126%)	43%
Unit sales volume:							
Retail new vehicles	1,085	1,671	1,394	993	940	(35%)	15%
Used vehicles	640	1,407	817	578	520	(55%)	23%
Wholesale vehicles	76	84	58	60	16	NM	NM
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 2,742	$ 3,655	$ 2,828	$ 2,681	$ 2,338	(25%)	17%
Used vehicles	$ 1,927	$ 2,048	$ 2,014	$ 1,823	$ 1,940	(6%)	(1%)
F&I	$ 874	$ 1,066	$ 889	$ 943	$ 868	(18%)	1%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
30

Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment

(In millions)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q4 2025 Better / (Worse) % Change Sequential	Q4 2025 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ (2.0)	$ 7.8	$ (6.5)	$ (4.6)	$ (3.4)	(126%)	43%
Impairment charges	-	-	6.5	1.1	-	NM	NM
Segment income (loss)	$ (2.0)	$ 7.8	$ -	$ (3.5)	$ (3.4)	(126%)	43%
Long-term compensation charges	-	-	-	-	0.5	NM	NM
Acquisition and disposition-related (gain) loss	-	0.2	-	0.9	-	NM	NM
Adjusted segment income (loss)	$ (2.0)	$ 8.0	$ -	$ (2.6)	$ (2.9)	(125%)	43%
Reported gross profit	$ 9.4	$ 23.3	$ 12.5	$ 8.5	$ 7.5	(60%)	25%
Reported SG&A expenses	$ (9.0)	$ (13.0)	$ (10.2)	$ (9.6)	$ (8.5)	31%	(6%)
Long-term compensation charges	-	-	-	-	0.5	NM	NM
Acquisition and disposition-related (gain) loss	-	0.2	-	0.9	-	NM	NM
Adjusted SG&A expenses	$ (9.0)	$ (12.8)	$ (10.2)	$ (8.7)	$ (8.0)	30%	(12%)
Adjusted SG&A expenses as a percentage of gross profit	96.2%	55.1%	81.1%	102.0%	106.6%	(4,110) bps	1,040 bps
Income (loss) before taxes	$ (2.0)	$ 7.8	$ (6.5)	$ (4.6)	$ (3.4)	(126%)	43%
Non-floor plan interest	0.7	0.7	0.7	0.7	0.7	NM	NM
Depreciation and amortization	1.4	1.4	1.3	1.2	1.2	NM	NM
Impairment charges	-	-	6.5	1.1	-	NM	NM
Long-term compensation charges	-	-	-	-	0.5	NM	NM
Acquisition and disposition-related (gain) loss	-	0.2	-	0.9	-	NM	NM
Adjusted EBITDA	$ 0.1	$ 10.1	$ 2.0	$ (0.7)	$ (1.0)	(99%)	(110%)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH 31

Non-GAAP Reconciliation – SG&A Expenses as % of Gross Profit Franchised Dealerships Segment

(In millions)	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	Q4 2024	Q4 2025
Reported:							
Compensation	$ 719.6	$ 858.0	$ 856.6	$ 892.4	$ 956.9	$ 233.9	$ 249.4
Advertising	26.1	36.9	40.5	55.1	69.9	11.9	18.5
Rent	46.6	42.4	40.3	39.2	44.3	9.6	12.6
Other	284.6	335.7	377.2	388.7	392.5	93.1	101.9
Total SG&A expenses	$ 1,076.9	$ 1,273.0	$ 1,314.6	$ 1,375.4	$ 1,463.6	$ 348.5	$ 382.4
Adjustments:							
Acquisition and disposition-related gain (loss)	$ (1.2)	$ 9.1	$ 20.9	$ 3.5	$ (5.5)	$ 3.5	$ -
Severance and long-term compensation charges	-	(4.4)	-	(2.2)	-	-	-
Storm damage charges	-	-	(1.9)	(8.3)	(5.0)	(3.2)	-
Excess compensation related to CDK outage	-	-	-	(11.0)	-	-	-
Cyber insurance proceeds	-	-	-	10.0	40.0	10.0	-
Legal settlements	-	-	-	-	(0.7)	-	-
Total SG&A adjustments	(1.2)	4.7	19.0	(8.0)	28.8	10.3	-
Adjusted:							
Adjusted SG&A expenses	$ 1,075.7	$ 1,277.7	$ 1,333.6	$ 1,367.4	$ 1,492.4	$ 358.8	$ 382.4
Reported:							
Compensation	40.8%	40.4%	42.1%	46.0%	45.7%	45.2%	46.5%
Advertising	1.5%	1.7%	2.0%	2.8%	3.3%	2.3%	3.5%
Rent	2.6%	2.0%	2.0%	2.0%	2.1%	1.9%	2.3%
Other	16.1%	15.8%	18.5%	20.1%	18.8%	17.9%	19.1%
Total SG&A expenses as % of gross profit	61.0%	59.9%	64.6%	70.9%	69.9%	67.3%	71.4%
Adjustments:							
Acquisition and disposition-related gain (loss)	(0.1%)	0.4%	1.1%	0.2%	(0.3%)	0.7%	0.0%
Severance and long-term compensation charges	0.0%	(0.2%)	0.0%	(0.1%)	0.0%	0.0%	0.0%
Storm damage charges	0.0%	0.0%	(0.1%)	(0.5%)	(0.2%)	(0.6%)	0.0%
Excess compensation related to CDK outage	0.0%	0.0%	0.0%	(0.7%)	0.0%	0.0%	0.0%
Cyber insurance proceeds	0.0%	0.0%	0.0%	0.6%	1.8%	1.9%	0.0%
Legal settlements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total effect of adjustments	(0.1%)	0.2%	1.0%	(0.5%)	1.3%	2.0%	0.0%
Adjusted:							
Compensation	40.8%	40.2%	42.1%	45.2%	45.7%	45.2%	46.5%
Advertising	1.5%	1.7%	2.0%	2.8%	3.3%	2.3%	3.5%
Rent	2.6%	2.0%	2.0%	2.0%	2.1%	1.9%	2.3%
Other	16.0%	16.2%	19.5%	20.4%	20.1%	19.9%	19.1%
Total adjusted SG&A expenses as % of gross profit	60.9%	60.1%	65.6%	70.4%	71.2%	69.3%	71.4%
Reported:							
Total gross profit	$ 1,765.6	$ 2,125.1	$ 2,033.6	$ 1,941.2	$ 2,095.2	$ 517.4	$ 535.8
Excess compensation related to CDK outage	-	-	-	2.0	-	-	-
Adjusted gross profit	$ 1,765.6	$ 2,125.1	$ 2,033.6	$ 1,943.2	$ 2,095.2	$ 517.4	$ 535.8

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports
NYSE SAH
32

Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com